UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

June 26, 2007 (Date of earliest event reported)

Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 26, 2007, Charles & Colvard, Ltd. (the “Company”) executed a letter agreement dated June 19, 2007 (the “New Letter Agreement”) with Stuller, Inc. (“Stuller”), which replaces in its entirety the letter agreement between the Company and Stuller dated April 25, 2006 (filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2006 as exhibit 10.91 to the Current Report on Form 8-K) and further amends the letter agreement between the Company and Stuller dated March 16, 2000 (filed with the SEC on March 27, 2000 as exhibit 10.40 to the Annual Report on Form 10-K). Pursuant to its terms, the New Letter Agreement became effective upon the Company’s execution of the New Letter Agreement on June 26, 2007.

The New Letter Agreement provides that Stuller has the right to sell moissanite in North America from June 19, 2007 until December 31, 2008. The Company also agreed to, among other things: (i) fund certain pre-approved advertising and promotional activities submitted to the Company by Stuller; (ii) provide quarterly stock rebalancing, subject to certain limitations; and (iii) provide Stuller personnel with certain training regarding marketing and product strategy. Stuller in turn agreed to, among other things, comply with the Company’s Minimum Advertised Price and brand identity guidelines. The Company and Stuller also agreed to work together on certain sales and marketing initiatives designed to foster interest in moissanite.

The description of the New Letter Agreement set forth in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the copy of the New Letter Agreement filed as Exhibit 10.101 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.101	Letter Agreement, effective June 26, 2007 between Stuller, Inc. and Charles & Colvard, Ltd.*

*	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
James R. Braun
Vice President of Finance & Chief Financial Officer

Date: June 29, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.101	Letter Agreement, effective June 26, 2007 between Stuller, Inc. and Charles & Colvard, Ltd.*

*	Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Exchange Act of 1934, as amended.